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                                         CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Amendment No. 1 to Form SB-2 of Elite Pharmaceuticals, Inc. and Subsidiary ("Elite") of our report dated May 28, 1998, relating to the consolidated financial statements of Elite for the years ended March 31, 1998 and 1997.

We also consent to the reference to us under the heading "Experts".


                                              /s/ Miller, Ellin & Company, LLP

                                             CERTIFIED PUBLIC ACCOUNTANTS

July 14, 1998

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